UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 30, 2005
(Date of earliest event reported)


                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                       333-121564                75-2533468
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


201 North Tryon Street, Charlotte, North Carolina                    28255
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    Address of principal executive offices                         (Zip Code)


Registrant's telephone number, including area code         (704) 386-2400
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


|_| Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On August 30, 2005, Asset Backed Funding Corporation (the "Corporation"), sold C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB5, Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 (the "Offered Certificates"), having an aggregate original principal balance of $398,812,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Agreement"), among the Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee, a copy of which is filed as an exhibit hereto. C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class N, Class X, Class R and Class R-A (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 92.55% undivided interest in a trust (the "Trust"), consisting primarily of conventional fixed-rate mortgage loans and adjustable-rate mortgage loans, secured by mortgages creating first and second liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 9.01     Financial Statements and Exhibits
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(c)   Exhibits

Item 601(a)
of Regulation S-K           Description
-----------------           -----------

(EX-4) Pooling and Servicing Agreement, dated as of August 1, 2005, among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and U.S. Bank National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


August 30, 2005

                                   By:    /s/ Juanita L. Deane-Warner
                                          ------------------------------------
                                          Name:  Juanita L. Deane-Warner
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                            Paper (P) or
Exhibit No.        Description                               Electronic (E)
-----------        -----------                               --------------

(EX-4)             Pooling and Servicing Agreement, dated as      E
                   of August 1, 2005, among Asset Backed
                   Funding Corporation, Credit-Based Asset
                   Servicing and Securitization LLC, Litton
                   Loan Servicing LP and U.S. Bank National
                   Association.